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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1999, which appears on page 38 of the 1998 Annual Report to Shareholders of Harmonic Inc., which is incorporated by reference in the Annual Report on Form 10-K of Harmonic Inc. for the year ended December 31, 1998.

/s/ PRICEWATERHOUSECOOPERS LLP

San Jose, California
August 30, 1999